IN THE UNITED STATES BANKRUPTCY COURT FOR THE DISTRICT OF DELAWARE ) In re: ) Chapter 11 ) APPGATE, INC., et al.,1 ) Case No. 24-10956 (CTG) ) Debtors. ) (Jointly Administered) ) ) Re: Docket Nos. 16, 150, & 159 NOTICE OF (I) ENTRY OF AN ORDER APPROVING THE DISCLOSURE STATEMENT FOR, AND CONFIRMING, THE AMENDED JOINT PREPACKAGED PLAN OF REORGANIZATION OF APPGATE, INC. AND ITS DEBTOR SUBSIDIARIES PURSUANT TO CHAPTER 11 OF THE BANKRUPTCY CODE AND (II) OCCURRENCE OF EFFECTIVE DATE PLEASE TAKE NOTICE that on June 18, 2024, the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) entered an Order Approving the Disclosure Statement for, and Confirming, the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 159] (the “Confirmation Order”) confirming the Second Amended Joint Prepackaged Plan of Reorganization of Appgate, Inc. and its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 150] (the “Plan”) and approving the Disclosure Statement Relating to the Joint Prepackaged Plan of Reorganization of Appgate, Inc. and Its Debtor Subsidiaries Pursuant to Chapter 11 of the Bankruptcy Code [Docket No. 16] (the “Disclosure Statement”) of the above-captioned debtors and debtors in possession (collectively, the “Debtors”).2 PLEASE TAKE FURTHER NOTICE that the Effective Date of the Plan occurred on July 2, 2024. Each of the conditions precedent to consummation of the Plan enumerated in Article IX of the Plan has been satisfied or waived in accordance with the Plan and the Confirmation Order. 1 The Debtors in these Chapter 11 Cases, along with the last four digits of each Debtor’s federal tax identification number, are: Appgate, Inc. (7231); Appgate Cybersecurity, Inc. (5215); Cryptzone Worldwide, Inc. (3539); Cryptzone International Holdings Inc. (6133); Cryptzone North America Inc. (6777); Immunity, Inc. (3955); Immunity Federal Services, LLC (9722); Immunity Products, LLC (9570); Immunity Services, LLC (9647); Easy Solutions Enterprises Corp. (1954); Catbird Networks, Inc. (6028); and Easy Solutions, Inc. (0401). The location of the Debtors’ service address is: 2 Alhambra Plaza, Suite PH–1–B, Coral Gables, Florida 33134. 2 Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Confirmation Order or the Plan, as applicable.

PLEASE TAKE FURTHER NOTICE that the Bankruptcy Court has approved certain discharge, release, exculpation, injunction, and related provisions contained in Article VIII of the Plan. PLEASE TAKE FURTHER NOTICE that the Confirmation Order, the Plan, and copies of all documents Filed in these Chapter 11 Cases are available free of charge by visiting https://www.donlinrecano.com/Clients/apg or by calling the Debtors’ restructuring information line at (877) 896-3192 (toll free) or +1 (212) 771-1128 (international). You may also obtain copies of any pleadings filed in these chapter 11 cases for a fee via PACER at: http://www.deb.uscourts.gov. PLEASE TAKE FURTHER NOTICE that the terms of the Confirmation Order and the Plan (which, for the avoidance of doubt, includes the Plan Supplement and all exhibits and documents related thereto) are binding upon the Debtors, the Reorganized Debtors, and any and all Holders of Claims or Equity Interests (irrespective of whether Holders of such Claims or Equity Interests are deemed to have accepted the Plan), all Entities that are parties to or are subject to the settlements, compromises, releases, discharges, and injunctions described in the Plan or herein, each Entity acquiring property under the Plan, and any and all non-Debtor parties to Executory Contracts and Unexpired Leases with the Debtors. PLEASE TAKE FURTHER NOTICE that, in accordance with Article IV.B of the Plan, on the Effective Date, certain of the Debtors and other applicable parties engaged in a series of Restructuring Transactions as set forth in the Restructuring Transactions Memorandum attached to the Plan Supplement as Exhibit G. PLEASE TAKE FURTHER NOTICE THAT all requests for payment of Professional Fee Claims for services rendered and reimbursement of expenses incurred prior to the Confirmation Date must be filed no later than 45 days after the Effective Date. The Bankruptcy Court shall determine the Allowed amounts of such Professional Fee Claims after notice and a hearing in accordance with the procedures established by the Bankruptcy Court. [Remainder of page intentionally left blank.]

Dated: July 2, 2024 /s/ Patrick J. Reilly Wilmington, Delaware Patrick J. Reilley (No. 4451) Stacy L. Newman (No. 5044) Jack M. Dougherty (No. 6784) Michael E. Fitzpatrick (No. 6797) COLE SCHOTZ P.C. 500 Delaware Avenue, Suite 1410 Wilmington, Delaware 19801 Telephone: (302) 652-3131 Facsimile: (302) 652-3117 Email: preilley@coleschotz.com snewman@coleschotz.com jdougherty@coleschotz.com mfitzpatrick@colescotz.com -and- Edward O. Sassower, P.C. (admitted pro hac vice) Christopher Marcus, P.C. (admitted pro hac vice) Derek I. Hunter (admitted pro hac vice) KIRKLAND & ELLIS LLP KIRKLAND & ELLIS INTERNATIONAL LLP 601 Lexington Avenue New York, New York 10022 Telephone: (212) 446-4800 Facsimile: (212) 446-4900 Email: edward.sassower@kirkland.com Email: christopher.marcus@kirkland.com Email: derek.hunter@kirkland.com Co-Counsel for the Debtors and Debtors in Possession